SUPPLEMENT

DATED JULY 31, 2014 TO

HARTFORD INDEX HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2014, AS LAST SUPPLEMENTED JULY 24, 2014

Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Manager” in the Prospectus, the biographical information is deleted in its entirety and replaced with the following:

Edward Caputo, CFA, Senior Vice President of Hartford Investment Management and a portfolio manager within the Quantitative Equities and Asset Allocation team, has served as a portfolio manager for the Fund since 2014.  Previously, Mr. Caputo served as a portfolio manager for several fund of funds, including Hartford Investment Management’s Asset Allocation portfolios and 529 Plans.  Mr. Caputo was also responsible for the portfolio management and trading of the passively managed equity portfolios.  Mr. Caputo joined Hartford Investment Management in 2001 as a Risk Management Analyst in the Corporate and High Yield sectors.  Prior to joining the firm, Mr. Caputo was a Securities Control Analyst with TimesSquare Capital Management, Inc. Mr. Caputo earned his B.S. in Finance and Accounting from Drexel University and his M.B.A. from Rensselaer Polytechnic Institute.

Paul Bukowski, CFA, Executive Vice President and Head of Quantitative Equities and Asset Allocation of Hartford Investment Management, has served as a portfolio manager for the Fund since 2014.  Mr. Bukowski joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative analyst at ING and also head of research at Callard & Ogden Investment Management. Mr. Bukowski earned a B.A. from the University of Wisconsin and an M.B.A. from the University of Chicago. He is a Fellow of the Casualty Actuarial Society.

This Supplement should be retained with your Prospectus for future reference.